SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12



                         SportsPrize Entertainment Inc.
               --------------------------------------------------
               Name of the Registrant as Specified In Its Charter


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Not applicable

     (2) Aggregate number of securities to which transaction applies: Not applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

     (4)  Proposed maximum aggregate value of transaction: Not applicable

     (5)  Total fee paid: Not applicable

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid: Not applicable

     Form, Schedule or Registration Statement No.: Not applicable

     Filing Party: Not applicable

     Date Filed: Not applicable

                         SPORTSPRIZE ENTERTAINMENT INC.

                      13101 Washington Boulevard, Suite 131
                          Culver City, California 90066


June 28, 2000


Dear Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of SportsPrize Entertainment Inc. to be held on Thursday, August 10, 2000 at 10:00 a.m. (Pacific Standard Time) at the Marina Beach Marriott Hotel located at 4100 Admiralty Way in Marina Del Rey, California 90292.

     In addition to the items set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, we will report on current activities of the Company and will provide an opportunity to discuss matters of interest to you as a stockholder.

     The Annual Meeting provides an opportunity for stockholders to become better acquainted with SportsPrize Entertainment and its directors and officers. Although we would like to have each stockholder attend the Annual Meeting, we realize this is not possible. Whether or not you plan to be present at the Annual Meeting, it is important for your shares to be represented at the Meeting. Therefore, we urge you to complete, sign and return the enclosed Proxy as soon as possible.

     If you return your Proxy promptly, you can help SportsPrize Entertainment avoid the expense of follow-up mailings to ensure a quorum so that the Annual Meeting can be held as planned. If you decide between now and August that you can attend the meeting in person, you may revoke your Proxy at that time and vote your shares at the Meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in SportsPrize Entertainment.

                                      Very truly yours,


                                      David Kenin
                                      Chairman and Chief Executive Officer

                         SPORTSPRIZE ENTERTAINMENT INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 28, 2000
                              ---------------------


To the Stockholders:



NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SportsPrize Entertainment Inc. (the "Company") will be held on Thursday, August 10, 2000 at 10:00 a.m. (Pacific Standard Time) at the Marina Beach Marriott Hotel located at 4100 Admiralty Way in Marina Del Rey, California 90292, for the following purposes:

     1. To elect seven directors, each to a one year term, to positions on the Board of Directors;

     2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors; and

     3. To transact such other business as may properly come before the Meeting.

     These matters are more fully described in the Proxy Statement accompanying this Notice.

     Accompanying this Notice is a Proxy Statement and a Form of Proxy, together with the Company's Annual Report on Form 10-K containing the consolidated financial statements for the year ended February 29, 2000, and the Auditors' Report thereon. Only holders of Common Stock of record at the close of business on June 19, 2000, will be entitled to vote at the Annual Meeting and any adjournments thereof.

     Shareholders who are unable to attend the Meeting in person are requested to complete, sign, date and return the enclosed Form of Proxy directly to First American Stock Transfer, postage prepaid. A Proxy will not be valid unless it is received at the office of First American Stock Transfer, Inc., 610 East Bell Road, Suite 2-155 PMB, Phoenix, Arizona 85022-2393, before the scheduled time of the Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         Robert L. Hunziker, Corporate Secretary

June 28, 2000

--------------------------------------------------------------------------------
                                    IMPORTANT

Whether or not you plan to attend the Annual Meeting, please sign, date and return promptly the enclosed Proxy in the enclosed envelope, which requires no postage if mailed in the United States. Promptly signing, dating and returning the Proxy will save the Company the additional expense of further solicitation.
--------------------------------------------------------------------------------

                         SPORTSPRIZE ENTERTAINMENT INC.

                      13101 Washington Boulevard, Suite 131
                          Culver City, California 90066

                                -----------------

                                 PROXY STATEMENT

                                -----------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SportsPrize Entertainment Inc. ("SportsPrize" or the "Company") to be voted at the 2000 Annual Meeting of Stockholders of the Company to be held on Thursday, August 10, 2000 at 10:00 a.m. (Pacific Standard Time), at the Marina Beach Marriott Hotel located at 4100 Admiralty Way in Marina Del Rey, California 90292. Stockholders who execute Proxies may revoke them at any time prior to their exercise by delivering a written revocation to the Secretary of the Company, by submission of a Proxy with a later date or by voting in person at the Meeting. These Proxy materials are being mailed to Stockholders on or about June 28, 2000.

     The Form of Proxy accompanying this information circular is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Proxies may be solicited personally or by mail, telephone, telex, facsimile, telegraph or messenger. The Company estimates it will pay First American Stock Transfer its customary and reasonable fees not expected to exceed $7,500, plus reimbursement of certain out-of-pocket expenses, for its services in soliciting proxies. The Company will also pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. The cost of this solicitation will be borne directly by the Company.

                     APPOINTMENT AND REVOCABILITY OF PROXIES

     The persons named in the accompanying Form of Proxy are officers of the Company. In addition to revocation in any other manner permitted by law, a Proxy may be revoked by:

     (i) signing another Proxy bearing a later date and depositing it in the manner set forth in the Notice of Annual Meeting;

     (ii) signing and dating a written notice of revocation (in the same manner as a Proxy is required to be executed) and either depositing it in the manner set forth in the Notice of Annual Meeting at any time before the scheduled time of the Meeting or an adjournment thereof or with the chairman of the Annual Meeting on the day of the Meeting or an adjournment thereof; or

     (iii) attending the Annual Meeting or an adjournment thereof, and casting a ballot in person.

     Such revocation will have effect only regarding those matters which have not already been acted upon. Additional Proxy forms may be obtained by calling or writing to First American Stock Transfer, Inc. 610 East Bell Road, Suite 2-155 PMB, Phoenix, Arizona 85022-2393. Telephone Number: (602) 485-1346 and Facsimile Number: (602) 953-7482.

                                VOTING OF PROXIES

     The securities represented by the Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for, and if the shareholder specifies a choice with respect to any matter to be acted upon, the securities shall be voted accordingly. The Form of Proxy confers authority upon the named Proxy holder with respect to matters identified in the accompanying Notice of Annual Meeting. If a choice with respect to such matters is not specified, it is intended that the person designated by management in the Form of Proxy will vote the securities represented by the Proxy in favor of each matter identified in the Proxy Statement and for election to the Board of Directors the nominees named in this Proxy Statement. The Proxy confers discretionary authority upon the named proxyholder with respect to amendments to or variations in matters identified in the accompanying Notice of Annual Meeting and other matters which may properly come before the Meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The voting securities of the Company consist of common stock, with $0.001 par value (the "Common Shares"). The Record Date has been fixed in advance by the directors as June 19, 2000, for the purpose of determining shareholders entitled to a notice of and to vote at the Annual Meeting. Each share issued at the time of the Record Date carries the right to one vote at the Meeting. As of June 19, 2000, a total of 17,585,374 Common Shares were issued and outstanding.

     The presence in person or by proxy of holders of record of a majority of the outstanding Common Shares is required to constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, the seven nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting shall be elected directors. For all other matters to come before the Meeting, a proposal will be approved only upon the affirmative vote of shareholders owning in the aggregate at least a majority of the Company's Common Shares represented at the Meeting in person or by proxy and entitled to vote. With regard to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. An abstention may be specified in the proposal to ratify the appointment of Grant Thornton LLP as the Company's auditor. An abstention will be counted as present for purposes of determining the existence of a quorum on such proposal and, therefore, have the effect of a negative vote. Shares represented by duly executed and returned Proxies of brokers or other nominees which are expressly not voted upon the proposal ("broker non-votes") will have no effect on the required vote.

     The following tables set forth certain information concerning the beneficial ownership of the Company's Common Stock at June 19, 2000, by: (i) each person known by the Company to own beneficially more than five percent of the outstanding capital stock of the Company; (ii) each of the directors and named executive officers; and (iii) all directors and officers as a group. To our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned, except as indicated:

                             Name and Address of               Amount and Nature of
     Title of Class          Beneficial Owner                 Beneficial Ownership(1)       Percentage of Class
----------------------------------------------------------------------------------------------------------------
      Common Shares         Aero Atlantic Ltd.                         938,739                      5.33%
                            Palm Chambers
                            P.O. Box 119
                            Tortolla, British Virgin Islands

      Common Shares         Bruce Cameron                             300,000(2)                  1.68%(2)
                            13101 Washington Boulevard,
                            Suite 131
                            Los Angeles, California  90066

      Common Shares         Abe Carmel                                150,000(3)                  0.85%(3)
                            13101 Washington Boulevard,
                            Suite 131
                            Los Angeles, California  90066

                             Name and Address of               Amount and Nature of
     Title of Class          Beneficial Owner                 Beneficial Ownership(1)       Percentage of Class
----------------------------------------------------------------------------------------------------------------
      Common Shares         Alan Gerson                              600,000 (4)                  3.30%(4)
                            13101 Washington Boulevard,
                            Suite 131
                            Los Angeles, California  90066

      Common Shares         Robert Hunziker                           100,000(5)                  0.57%(5)
                            13101 Washington Boulevard,
                            Suite 131
                            Los Angeles, California  90066

      Common Shares         David Kenin                               240,000(6)                  1.35%(6)
                            13101 Washington Boulevard,
                            Suite 131
                            Los Angeles, California  90066

      Common Shares         Jeffrey Paquin                           946,912 (7)                  5.29%(7)
                            555-999 Canada Place
                            Vancouver, British Columbia
                            Canada  V6C 3E1

      Common Shares         Douglas Scales                            58,331(8)                   0.33%(8)
                            13101 Washington Boulevard,
                            Suite 131
                            Los Angeles, California  90066

      Common Shares         Michael Weisman                           225,000(9)                  1.26%(9)
                            13101 Washington Boulevard,
                            Suite 131
                            Los Angeles, California  90066

      Common Shares         Officers and Directors                  2,620,243 (10)                12.97%(10)
                            (as a Group)
----------------------------------------------------------------------------------------------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but not deemed outstanding for computing the percentage of ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons in the table above have sole voting and investment power with respect to all shares of common stock as shown as beneficially owned by them.
(2) Consists of options to purchase 300,000 shares of common stock. Does not include 300,000 options to purchase shares that become exercisable after 60 days.
(3)  Includes options to purchase 125,000 shares of common stock.
(4) Consists of options to purchase 600,000 shares of common stock exercisable by Interactive Marketing, Inc., a company in which Mr. Gerson is a principal.
(5)  Consists of options to purchase 100,000 shares of common stock.
(6) Consists of options to purchase 240,000 shares of common stock. Does not include 760,000 options to purchase shares that become exercisable after 60 days.
(7)  Includes options to purchase 300,000 shares of common stock.
(8)  Consists of options to purchase 58,331 shares of common stock.
(9)  Consists of options to purchase 225,000 shares of common stock.
(10) Includes options to purchase 1,948,331 shares of common stock.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Articles of Incorporation of the Company provide for the holders of Common Shares to elect the members of the Board of Directors at the Annual Meeting of Stockholders. The Company's Articles of Incorporation provide for each of its Directors to serve terms of one year.

     At this Annual Meeting, seven (7) persons will be nominated to serve as directors until the next Annual Meeting of Stockholders in 2001 and/or until their successors are elected and shall have qualified. The following persons have been nominated to serve as directors of the Company:

     o    Bruce Cameron(1)(2)
     o    Abe Carmel(1)(2)
     o    Alan Gerson(1)
     o    Robert Hunziker
     o    David Kenin(1)(2)
     o    Jeffrey Paquin(2)
     o    Michael Weisman

(1)  Compensation committee
(2)  Audit committee

     Currently, all of the nominees serve on the Company's Board of Directors. Each nominee has been nominated to serve as a director for a term of one year or until his successor is elected and qualified.

     Certain biographical and other information about the nominees for election as directors and the directors continuing in office is presented as follows:

     o Bruce Cameron, age 44, has served as our President, Chief Financial Officer, Treasurer and a Director since September 16, 1999. Prior to joining the Company, Mr. Cameron was Executive Vice President and Chief Financial Officer of Hollywood Online Inc. (hollywood.com), a movie-oriented Web publishing company. Prior to joining Hollywood Online, Mr. Cameron served as Vice President and Manager at Imperial Trust Company and First Interstate Bank. Prior to his banking experience, Mr. Cameron held a senior management consulting position with Gorsey, Hanson & Company from 1986 to 1988. From 1978 to 1986, he worked in a variety of managerial roles at Price Waterhouse. Mr. Cameron has a Bachelor of Arts Degree in Economics from the University of California, Los Angeles and is a CPA.

     o Abe Carmel, age 67, has been a Director since July 8, 1999. Since 1986, Mr. Carmel has led Carmel Associates LLC, an international investment banking firm which specializes in the financing and marketing of high technology, Internet and telecommunications companies. Mr. Carmel also is the Chief Executive Officer of Atlantic Communications.

     o Alan Gerson, age 53, has been a Director since July 8, 1999 and was the Chairman of our Board from November 1, 1999 to April 17, 2000, when he was appointed Vice Chairman of the Board. Mr. Gerson's experience includes broadcast and cable television, e-commerce, live event marketing, and the Internet. Mr. Gerson was a longtime senior executive at NBC, Inc. and from 1991 to 1994 was the Executive Vice President of the Home Shopping Network. In 1994, he consulted for various media, interactive marketing and electronic commerce companies. In 1995, Mr. Gerson joined Ticketmaster Corp. as Senior Vice President of Television and Business Development and oversaw Ticketmaster's Direct Marketing Division and the launch of the Ticketmaster Online store. In 1996, Mr. Gerson held an executive consulting position with Softbank Interactive Marketing. Until joining Interactive Marketing Inc., Mr. Gerson served as President and Chief Executive Officer of WorldSite Networks, Inc. under an executive consulting arrangement. Mr. Gerson has been a principal of Interactive Marketing, Inc. since 1996.

     o Robert Hunziker, age 55, has served as our Senior Vice President of Corporate Finance and a Director since August 16, 1999. He also has served as our Corporate Secretary since March 10, 2000, Prior to joining the Company, Mr. Hunziker was a Limited Partner and Associate Director of Bear Stearns & Company from 1984 to 1991 and a Vice President and a Principal of Oppenheimer from 1975 to 1984. Since 1992, Mr. Hunziker has been self-employed as a corporate advisor and financier. Mr. Hunziker also serves on the board of directors of Advanced Gaming Technology, Inc. and Chapleau Resources, Ltd. Mr. Hunziker has a M.A. degree in Economic History from DePaul University in Chicago.

     o David Kenin, age 58, was appointed as our Chairman of the Board and Chief Executive Officer on April 17, 2000. Prior to joining us, Mr.
          Kenin served as an independent consultant for technology, sports rights and production companies, and international television through his consulting media firm, Kenin Partners. Mr. Kenin also serves as a member of the Board of Directors of the World Wrestling Federation. From 1994 to 1996, Mr. Kenin was President of CBS Sports. Prior to joining CBS Sports, Mr. Kenin served as Executive Vice President of USA Networks, and was responsible for content and programming for both USA and the Sci-Fi Channel.

     o Jeffrey Paquin, age 37, has served as a Director since May 14, 1999 and served as our President from May 14, 1999 to September 15, 1999. Mr. Paquin is a lawyer and is currently President of JD Paquin Personal Law Corporation. Mr. Paquin's corporate experience includes directorships in the following emerging public companies: Broadwater Development Inc., a natural resource exploration company listed on the Vancouver Stock Exchange, from 1996 to 1997; Solar Pharmaceuticals Ltd., a manufacturer and supplier of medical devices and services formerly listed on the Vancouver Stock Exchange, from 1995 to 1998; and Watson Bell Communications Inc., (now Cosworth Ventures), listed on the Vancouver Stock Exchange from 1993 to 1995.

     o Michael Weisman, age 50, has served as a director of the Company since January 17, 2000. Mr. Weisman is a sports production and broadcasting professional specializing in creating original sports and entertainment programming. Mr. Weisman is currently the producer of
          Major League Baseball for Fox Television, NFL Football and NCAA Basketball for CBS, and NBA Basketball for the Turner Network. Mr. Weisman has won 17 Emmy awards and numerous other honors for his roles in television production. Mr. Weisman served as President of National Mobile Television from 1994 to 1998, President of Davis Sports Entertainment from 1992 to 1994; Executive Producer of CBS Entertainment from 1990 to 1992; and Executive Producer for NBC's Sports Division from 1983 through 1990.

     Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated to fill any such vacancy on the Board of Directors.

     The candidates elected are those receiving the largest number of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected. Shares held by persons who abstain from voting on the election will not be counted in the election.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

Board Meetings

     All directors participated in all actions of the Board since their appointment, including Board meetings and meetings of committees on which they served and actions by written consent.

Compensation of the Board of Directors

     The directors of the Company received no cash compensation for their services as directors or members of committees of the Board of Directors. Certain of the members of the Board were participants in the Company's

Stock Option Plan for the fiscal year ended February 29, 2000. During the fiscal year ended February 29, 2000, the Company granted options exercisable to acquire 125,000 shares of common stock of the Company to Abe Carmel and options exercisable to acquire 225,000 shares of common stock of the Company to Michael Weisman as compensation for serving as Directors of the Company.

Executive Officers and Key Employees of the Company

     The following persons currently serve as executive officers and/or as key employees of the Company:

    ----------------------------------------------------------------------------
    Name and Present Office Held                        Officer/Employee Since:
    ----------------------------------------------------------------------------
    David Kenin,
    Chief Executive Officer                             April 17, 2000

    Bruce Cameron,
    President, Chief Financial Officer and Treasurer    September 16, 1999

    Robert Hunziker,
    Senior Vice President, Corporate Finance/           August 16, 1999
    Corporate Secretary                                 March 10, 2000

    Donald MacKay(1)
    Senior Vice-President, Controller                   March 1, 1999

    Douglas Scales,
    Vice President of Marketing                         January 10, 2000
    ----------------------------------------------------------------------------

(1) Mr. MacKay served as our Chief Financial Officer from March 1, 1999 through September 15, 1999. Mr. MacKay resigned as Chief Financial Officer of the Company effective September 15, 1999 and currently serves as Senior Vice President, Controller.

o    David Kenin, see "Nominees for Election."

o    Bruce Cameron, see "Nominees for Election."

o    Robert Hunziker, see "Nominees for Election."

o Donald MacKay, age 47, was our Chief Financial Officer from May 14, 1999 to September 15, 1999 and our Treasurer from June 30, 1999 to September 15, 1999. He currently serves as our Senior Vice President, Controller. Mr. MacKay has been a Certified Management Accountant since 1991. Mr. MacKay was the Chief Financial Officer of Advanced Gaming Technology, Inc. from 1995 to 1998; the manager of business analysis of TCG International Inc. from 1994 to 1995; and a senior financial accountant of GLENTEL Inc. from 1989 to 1993.

o Douglas Scales, age 32, has been our Vice President of Marketing since January 10, 2000. Since 1996, Mr. Scales has held several executive positions in the Internet/online industry, including Disney Online and Hollywood Online Inc. (hollywood.com). Prior to 1996, Mr. Scales started a food company which grew into a national brand.

Executive Compensation

     The following table sets forth the cash compensation paid by the Company to its Chief Executive Officer and to the other executive officers having salary and bonus compensation greater than $100,000 (collectively the "Named Executive Officers"), for services rendered to the Company during the fiscal years ended February 29, 2000 and February 28, 1999.

                                                                 Annual Compensation
                                                   ------------------------------------------------    Long Term
                                      Fiscal                                        Other Annual      Compensation
Name and Principal Position        Years Ending        Salary           Bonus       Compensation         Awards
                                   February (1)         ($)             ($)             ($)        -----------------
                                                                                                       Securities
                                                                                                     Under Options
                                                                                                         (#)
----------------------------------------------------------------------------------------------------------------------
David Kenin                            2000              N/A             N/A             N/A              N/A
Chief Executive Officer(2)             1999              N/A             N/A             N/A              N/A

Bruce Cameron                          2000            80,208            N/A          7,292(4)          600,000
President, Chief Financial             1999              N/A             N/A             N/A              N/A
Officer and Treasurer (3)

Jeffrey Paquin                         2000            36,750            N/A          86,498(6)         300,000
President(5)                           1999             6,355            N/A             N/A              N/A

Robert Hunziker,                       2000            68,333            N/A             N/A            100,000
Senior Vice President,                 1999              N/A             N/A             N/A              N/A
Corporate Finance/
Corporate Secretary(7)

Donald MacKay                          2000            69,500            N/A             N/A            100,000
Chief Financial Officer                1999              N/A             N/A             N/A              N/A
Senior Vice President,
Controller(8)

Douglas Scales,                        2000            15,144            N/A             N/A            200,000
Vice President of Marketing(9)         1999              N/A             N/A             N/A              N/A

----------------------------------------------------------------------------------------------------------------------

(1)  February 29, 2000 and February 28, 1999.
(2)  Appointed Chief Executive Officer on April 17, 2000.
(3)  Effective September 16, 1999.
(4)  Consulting fees from September 1, 1999 through September 15, 1999.
(5) March 1, 1999 through September 15, 1999. Resigned as President of the Company effective September 15, 1999 and served as a consultant until February 29, 2000. Currently serves as a Director.
(6)  Includes severance of $45,000 and consulting fees of $41,498.
(7) Appointed Senior Vice President, Corporate Finance on August 16, 1999. Appointed Corporate Secretary on March 10, 2000.
(8) Appointed Chief Financial Officer on May 14, 1999. Appointed Senior Vice President, Controller on September 16, 1999.
(9)  Appointed Vice President of Marketing on January 10, 2000.

Stock Options

     The following table sets forth stock options granted by the Company during the fiscal year ended February 29, 2000 to any of the Named Executive Officers:

          Option Grants During the Fiscal Year Ended February 29, 2000

                                                                                        Market Value
                                 Securities Under       % of Total       Exercise or         of        Expiration Date
             Name                 Options Granted   Options Granted to    Base Price     Securities
                                        (#)            Employees in      ($/Security)    Underlying
                                                       Fiscal Year                       Options on
                                                                                         the Date of
                                                                                            Grant
                                                                                        ($/Security)
-------------------------------------------------------------------------------------------------------------------------
David Kenin                             N/A                N/A               N/A             N/A              N/A
Chief Executive Officer(1)

Bruce Cameron                         600,000             25.01%             $(3)          $1,650,000    10 years from
President, Chief Financial                                                                               vesting date
Officer and Treasurer(2)

Jeffrey Paquin                        300,000             12.51%            $0.25             $75,000    May 14, 2004
President(4)

Robert Hunziker,                      400,000             16.67%            $3.06          $1,224,000   300,000 options
Senior Vice President,                                                                                    expired on
Corporate Finance/                                                                                       February 15,
Corporate Secretary(5)                                                                                       2000;
                                                                                                        100,000 options
                                                                                                       expire on August
                                                                                                           15, 2004

Donald MacKay                         100,000             4.17%             $0.25             $25,000    May 14, 2004
Chief Financial Officer
Senior Vice President,
Controller(6)

Douglas Scales,                       200,000             8.34%             $1.81            $362,500    3 years from
Vice President of Marketing(7)                                                                           vesting date
-------------------------------------------------------------------------------------------------------------------------

(1)  Appointed Chief Executive Officer on April 17, 2000.
(2)  Effective September 16, 1999.
(3) Options are exercisable to acquire common shares as follows: 200,000 shares at $0.50 per share; 200,000 shares at $1.00 per share; 200,000 shares at $2.00 per share.
(4) March 1, 1999 through September 15, 1999. Resigned as President of the Company effective September 15, 1999 and served as a consultant until February 29, 2000. Currently serves as a Director.
(5) Appointed Senior Vice President, Corporate Finance on August 16, 1999. Appointed Corporate Secretary on March 10, 2000.
(6) Appointed Chief Financial Officer on May 14, 1999. Appointed Senior Vice President, Controller on September 16, 1999.
(7)  Appointed Vice President of Marketing on January 10, 2000.

     The following table sets forth details of each exercise of stock options during the fiscal year ended February 29, 2000 by any of the Named Executive Officers, and the year end value of unexercised options on an aggregate basis:

 Aggregated Options Exercised During the Fiscal Year Ended February 29, 2000 and
                          Fiscal Year-End Option Values


            Name                Securities      Aggregate      Unexercised Options    Value of Unexercised Options
                               Acquired on        Value            at Year End                 at Year End
                               Exercise (#)    Realized ($)     (#) Exercisable/            ($) Exercisable/
                                                                (#) Unexercisable         ($) Unexercisable (1)
-------------------------------------------------------------------------------------------------------------------
David Kenin                        N/A             N/A                 N/A                         N/A
Chief Executive Officer(2)

Bruce Cameron                      Nil             Nil           150,000/450,000           $365,625/$1,096,875
President, Chief Financial
Officer and Treasurer(3)

Jeffrey Paquin                     Nil             Nil             300,000/Nil                $731,250/Nil
President(4)

Robert Hunziker,                   Nil             Nil             100,000/Nil                $243,750/Nil
Senior Vice President,
Corporate Finance/
Corporate Secretary(5)

Donald MacKay                      Nil             Nil             100,000/Nil                $243,750/Nil
Chief Financial Officer
Senior Vice President,
Controller(6)

Douglas Scales,                    Nil             Nil            8,333/191,667             $20,312/$467,188
Vice President of
Marketing(7)
-------------------------------------------------------------------------------------------------------------------

(1) Based on National Association of Securities Dealer OTC BB closing price of $2.4375 on February 29, 2000.
(2)  Appointed Chief Executive Officer on April 17, 2000.
(3)  Effective September 16, 1999.
(4) March 1, 1999 through September 15, 1999. Resigned as President of the Company effective September 15, 1999 and served as a consultant until February 29, 2000. Currently serves as a Director.
(5) Appointed Senior Vice President, Corporate Finance on August 16, 1999. Appointed Corporate Secretary on March 10, 2000.
(6) Appointed Chief Financial Officer on May 14, 1999. Appointed Senior Vice President, Controller on September 16, 1999.
(7)  Appointed Vice President of Marketing on January 10, 2000.


     Report of the Board of Directors on Executive Compensation

     The Board of Directors  was  responsible  for  establishing  the  Company's
compensation  policy  and  administering  the  compensation   programs  for  the
Company's executive officers.

     The amount of compensation paid by the Company to each of its directors and officers and the terms of such persons' employment is determined solely by the Compensation Committee of the Board of Directors except as otherwise noted below. The Company believes that the compensation paid to its directors and officers is fair to the Company.

     In the past, the President of the Company has negotiated all executive employment terms on behalf of the Company and the Board of Directors has approved such terms. The Board of Directors believes that the use of direct stock awards is appropriate for some employees, and in the future intends to use direct stock awards to attract and retain individuals with exceptional talent and credentials, or reward outstanding service to the Company. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of the Company's stockholders.

     The current annual compensation for our fiscal year ending February 28, 2001, including salary, bonus and other such compensation, of the five (5) highest compensated officers of the Company is set forth below.

                  Name and Principal Position                 Annual Salary ($)
----------------------------------------------------------    -----------------

David Kenin, Chief Executive Officer                             250,000

Bruce Cameron, President and Chief Financial Officer             175,000

Robert Hunziker, Senior Vice President, Corporate Finance        120,000

Douglas Scales, Vice President of Marketing                      105,000

Donald MacKay, Senior Vice President, Controller                  84,000


Certain Relationships and Related Transactions

     Except for (a) the ownership of our securities, (b) the compensation described herein, and (c) advances to and by certain officers to cover expenses, all of which were reimbursed or repaid without interest, (d) relationships noted below, none of our directors, executive officers, holders of five percent of our outstanding shares of common stock, or any associate or affiliate of such person, have, to our knowledge, had a material interest, direct or indirect, during the fiscal year ended February 29, 2000, or in any proposed transaction which may materially affect us.

     We have employment agreements with David Kenin and Bruce Cameron.

     Mr. Alan Gerson, our Vice Chairman of the Board of Directors, is a principal in Interactive Marketing, Inc. ("IMI"). IMI was granted stock options valued at $1,119,000 and paid cash consulting fees of $270,000 for the fiscal year ended February 29, 2000.

     SEC Filings.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and 10 percent shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and 10 percent shareholders are required by Commission regulations to furnish the Company with all Section 16(a) reports they file.

     Based solely on the Company's review of copies of such reports and written representations from the Company's officers and directors, the Company believes that all required reports were filed during the fiscal year ended February 29, 2000. All of the Company's initial Form 3 reports were filed three (3) days late, including reports from: David Bissett, the former Corporate Secretary of the Company, Bruce Cameron, Abe Carmel, Alan Gerson, Robert Hunziker, David Kenin, Donald MacKay, Jeffrey Paquin and Michael Weisman.

PROPOSAL 2:  RATIFICATION OF THE APPOINTMENT OF THE FIRM OF GRANT THORTON LLP,
             CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S AUDITOR FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2001

     Grant  Thornton  LLP,  Certified  Public  Accountants,   were  retained  as
consultants to the Company in the fall of 1999, and subsequently were engaged as auditors for the fiscal year ended February 29, 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S AUDITORS.

                             SOLICITATION OF PROXIES

     The Proxy Card accompanying this Proxy Statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors and other employees of the Company, none of whom will receive any additional compensation for their services. Solicitations of Proxies may be made personally, or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting Proxies will be paid by the Company.

                                  ANNUAL REPORT

     The Company's Annual Report on Form 10-K for the fiscal year ended February 29, 2000 (the "Form 10-K"), accompanies this Proxy Statement. On written request, the Company will provide, without charge, a copy of its Form 10-K filed with the Securities and Exchange Commission (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of the Company's Common Stock on June 19, 2000, the Record Date for the 2000 Annual Meeting of Stockholders, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of the Secretary of the Company at the address of the Company set forth in the Notice of Annual Meeting of Stockholders included with this Proxy Statement.

                           INCORPORATION BY REFERENCE

     The following items are incorporated by reference from our Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 13, 2000 (Commission file number: 0-27025):

     - Consolidated Financial Statements for the fiscal years ended February 29, 2000 and February 28, 1999;

     - Management's Discussion and Analysis of Financial Condition and Results of Operations; and

     - Changes to and Disagreements with Accountants on Accounting and Financial Disclosure.

                       CHANGES IN INDEPENDENT ACCOUNTANTS

     On March 10, 2000, the Company replaced Geneyne Hodges, CPA as the Company's independent auditor. The decision to change independent auditors was approved by the Company's Board of Directors.

     No disagreements exist between the Company and Geneyne Hodges, CPA with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Attached to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2000 is a letter from Geneyne Hodges, CPA to the Securities and Exchange Commission that states that Geneyne Hodges, CPA agrees with the foregoing statement.

     On March 10, 2000, the Company engaged Grant Thornton LLP as the Company's independent auditor to audit the Company's financial statements.

                             ADDITIONAL INFORMATION

     The Company has filed with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., a Registration Statement on Form 10 to register its common shares under the Securities Exchange Act of 1934, as amended. This Proxy Statement does not contain all of the information contained in the Registration Statement. For further information with respect to the Company and the shares of Common Stock, reference is made to the Registration Statement, including the exhibits thereto, which may be inspected, without charge, at the office of the Securities and Exchange Commission, or copies of which may be obtained from the Commission in Washington, D.C., upon payment of the requisite fees, or from the Commission's Web site at http://www.sec.gov. Statements contained in this Proxy Statement as to the intent of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                  OTHER MATTERS

     The Company is not aware of any other business to be acted upon at the Annual Meeting of Stockholders. If other business requiring a vote of the stockholders should come before the Meeting, the holders of the Proxies will vote in accordance with their best judgment.

      PROPOSALS OF SHAREHOLDERS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of shareholders to be presented at the Annual Meeting of Stockholders to be held in 2001 must be received at the Company's executive offices by March 31, 2001, in order to be included in the Company's Proxy Statement and Form of Proxy concerning that meeting.

     In accordance with Rule 14a-4(c) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the holders of the proxies solicited by the Board of Directors in connection with the 2001 Annual Meeting of Shareholders may vote such proxies in their discretion on certain matters as more fully described in such rule, including without limitation on any matter coming before the meeting as to which the corporation does not have notice on or before June 28, 2001. This notice period does not apply to director nominations or amendments to the Bylaws which are governed by the Company's Bylaws and explained therein.

     DATED at Los Angeles, California, this 28th day of June, 2000.

     BY ORDER OF THE BOARD OF DIRECTORS


     /s/ Bruce R. Cameron
     ----------------------------
     Bruce R. Cameron
     President and Chief Financial Officer


     /s/ Robert L. Hunziker
     ----------------------------
     Robert L. Hunziker
     Corporate Secretary

PROXY

                  For the Annual Meeting of the Stockholders of
                         SPORTSPRIZE ENTERTAINMENT INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS.

     The undersigned hereby appoints Bruce Cameron and Robert Hunziker, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on August 10, 2000 and at any adjournment thereof.


                                    FOR      NOT FOR                                             FOR     AGAINST    ABSTAIN
1. Election of Directors:                                   2. Appointment of Grant Thornton     [ ]       [ ]        [ ]
                                                               LLP as the Company's auditor:
Bruce Cameron                       [ ]        [ ]
Abe Carmel                          [ ]        [ ]
Alan Gerson                         [ ]        [ ]
Robert Hunziker                     [ ]        [ ]
David Kenin                         [ ]        [ ]
Jeffrey Paquin                      [ ]        [ ]
Michael Weisman                     [ ]        [ ]
Except vote withheld from
following nominee(s) listed in
space at right
                                                            I plan to attend the meeting.  [ ]


                                                                             This Proxy, when properly signed
                                                                             will be voted in the manner
                                                                             directed herein by the
                                                                             undersigned stockholder. IF NO
                                                                             DIRECTION IS MADE, THIS
                                                                             PROXY WILL BE VOTED FOR
                                                                             THE ELECTION OF THE
                                                                             NOMINEES NAMED IN
                                                                             PROPOSAL 1 AND FOR
                                                                             PROPOSAL 2.


                                                                             IMPORTANT -- PLEASE SIGN
                                                                             AND RETURN THIS PROXY
                                                                             PROMPTLY.  When shares are
                                                                             held by joint tenants, both
                                                                             should sign.  When signing
                                                                             as attorney, executor,
                                                                             administrator, trustee or
                                                                             guardian, please give full
                                                                             title as such.  If a corporation,
                                                                             please sign in full corporate
                                                                             name by President or other
                                                                             authorized officer.  If
                                                                             a partnership, please sign
                                                                             in partnership name by
                                                                             an authorized person.


Signature(s)                                          Dated
            ------------------------------------------    ---------------------